 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2019

MANPOWERGROUP INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manpower Place
Milwaukee, Wisconsin	53212
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (414) 961-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	MAN	New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders

At our 2019 Annual Meeting, our shareholders voted on proposals to: (1) elect eleven individuals nominated by the Board of Directors of the Company to serve until 2020; (2) ratify the appointment of Deloitte & Touche LLP as our independent auditors for 2019; and (3) provide an advisory vote on the compensation of our named executive officers. The final voting results on these proposals are as follows:

				Broker
	For	Against	Abstain	Non-Votes
1. a) Election of Gina R. Boswell	48,783,702	702,521	41,627	2,337,529

b) Election of Cari M. Dominguez	49,069,165	419,542	39,143	2,337,529

c) Election of William Downe	49,399,329	86,249	42,272	2,337,529

d) Election of John F. Ferraro	49,454,952	27,247	45,651	2,337,529

e) Election of Patricia Hemingway Hall	47,437,272	2,048,146	42,432	2,337,529

f) Election of Julie M. Howard	34,885,156	14,600,027	42,667	2,337,529

g) Election of Ulice Payne, Jr.	49,119,668	365,100	43,082	2,337,529

h) Election of Jonas Prising	47,426,632	1,932,000	169,218	2,337,529

i) Election of Paul Read	49,463,708	21,376	42,766	2,337,529

j) Election of Elizabeth P. Sartain	48,829,513	655,713	42,624	2,337,529

k) Election of Michael J. Van Handel	49,383,099	101,333	43,418	2,337,529

2. Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 2019	51,311,571	514,076	39,732	0

3. Advisory vote on the compensation of our named executive officers	46,773,568	2,694,747	59,535	2,337,529

Item 8.01 Other Events

On May 10, 2019 we issued a press release announcing that our Board of Directors declared a semi-annual dividend of $1.09 per share. The dividend will be paid on June 14, 2019 to shareholders of record as of the close of business on June 3, 2019. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.                        Exhibits

Exhibit No.	Description
99.1	Press Release dated May 10, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANPOWERGROUP INC.
Dated: May 10, 2019	By:	/s/ Richard Buchband
	Name:	Richard Buchband
	Title:	Senior Vice President, General Counsel and Secretary